UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): April 9, 2009
Bowne & Co., Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-05842	13-2618477

(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

55 Water Street, New York, New York	10041

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 212-924-5500
Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURES
INSTANCE DOCUMENT
SCHEMA DOCUMENT
CALCULATION LINKBASE DOCUMENT
LABELS LINKBASE DOCUMENT
PRESENTATION LINKBASE DOCUMENT
DEFINITION LINKBASE DOCUMENT

Item 8.01 Other Events.
Attached as Exhibit 100 to this Current Report on Form 8-K are the following materials from Bowne & Co., Inc.’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2008, filed on May 12, 2008, formatted in XBRL (Extensible Business Reporting Language): (i) the Condensed Consolidated Statements of Operations, (ii) the Condensed Consolidated Statements of Comprehensive Income, (iii) the Condensed Consolidated Balance Sheets, (iv) the Condensed Consolidated Statements of Cash Flows, and (v) Notes to Condensed Consolidated Financial Statements, tagged as blocks of text.
The XBRL files included in this current report on Form 8-K/A are being refiled due to underlying issues with the attachments included in the 8-K filed on April 9, 2009.
Users of this data are advised pursuant to Rule 401 of Regulation S-T that the information contained in the XBRL Related Documents (as defined in Regulation S-T) is unaudited, and that these documents are not the official financial statements the Company filed with the SEC. The purpose of submitting these XBRL Related Documents is to test the format and technology, and, as a result investors should not rely on the information in this report, including the attached files, when making investment decisions.
In accordance with Rule 402 of Regulation S-T, the information in this Current Report on Form 8-K, including each of the exhibits listed below, shall not be deemed “filed” for purposes of Section 11 of the Securities Act of 1933, as amended (the “Securities Act”) or Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of those sections, and is not part of any registration statement to which it may relate, and shall not be incorporated by reference into any registration or other document filed under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing or document.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits
     The following exhibits are included herewith:

Exhibit
Number	Description

100	The following materials from Bowne & Co., Inc.’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2008, filed on May 12, 2008, formatted in XBRL (Extensible Business Reporting Language): (i) the Condensed Consolidated Statements of Operations, (ii) the Condensed Consolidated Statements of Comprehensive Income, (iii) the Condensed Consolidated Balance Sheets, (iv) the Condensed Consolidated Statements of Cash Flows, and (v) Notes to Condensed Consolidated Financial Statements, tagged as blocks of text.
Exhibit 100.INS XBRL Instance Document
Exhibit 100.SCH XBRL Taxonomy Extension Schema Document
Exhibit 100.CAL XBRL Taxonomy Extension Calculation Linkbase Document
Exhibit 100.LAB XBRL Taxonomy Extension Label Linkbase Document
Exhibit 100.PRE XBRL Taxonomy Extension Presentation Linkbase Document
Exhibit 100.DEF XBRL Taxonomy Extension Definition Linkbase Document

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bowne & Co., Inc.

April 10, 2009	By:	/s/ John J. Walker

Name: John J. Walker
Title: Senior Vice President and Chief Financial Officer